Exhibit 99.1

March 8, 2006


Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

         Re: Jacobs Financial Group, Inc. (formerly NELX, Inc.) File Ref. No. 0-21210

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated March 8, 2006 of Jacobs Financial Group, Inc., entitled "Changes in Registrant's Certifying Accountant," and are in agreement statements made therein.


/s/ Gordon, Hughes & Banks, LLP